Exhibit (c)(4)
Strictly Private and Confidential Preliminary DRAFT
Goldman ad1S Discussion Materials Goldman Sachs (Asia) L.L.C. August 21, 2006

The contents of this document are confidential. The information contained in this document was obtained from publicly available and other sources and has not been independently verified by Goldman Sachs (Asia) L.L.C. Neither Goldman Sachs (Asia) L.L.C. nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this document and any liability therefore (including in respect of direct, indirect or consequential loss or damage) is expressly disclaimed. This document does not purport to contain all of the information that may be required to evaluate and should not be relied on in connection with any potential transaction. Goldman Sachs (Asia) L.L.C. does not undertake or expect to update or otherwise revise this document. The receipt of this document by any recipient is not to be taken as constituting the giving of investment advice by Goldman Sachs (Asia) L.L.C. to that recipient, nor to constitute such person a customer of Goldman Sachs (Asia) L.L.C. This document constitutes neither an express nor an implied commitment by Goldman Sachs (Asia) L.L.C. or any of its affiliates to act in any capacity in any transaction referred to herein or to provide financing. Such commitment shall only be set forth in a separate engagement, underwriting or other applicable type of agreement or letter.

Goldman acJ1s Absolute Historical Stock Price Performance Tom Online ADR — 2006 VTD 40 35 5,000 4,500 4,000 30 0 tJ) 2- Gl () 25 c — III 20 Cl c iii 0 0 15 Average =20,59
VWAP = 20.18 3,500 3,000 < o 2” 3 2,500 CD ‘0 oo 1Il 2,000 1,500 10 5 30-Dec-05 Source: Datastream 30-Jan-06 28-Feb-06 30-Mar-06 30’Apr-06 30-May-06 Daily from 30-Dec-200S to 18-ALig-2006 ___Tom Online ADR Volume -Tom Online ADR 30-Jun-06 30-Jul-06 1,000 500 o

Goldman achs Absolute Historical Stock Price Performance Tom Online ADR — Since IPO 40 35 30 0’ en 2- CD u 25 c — CD Il III 20 Cl c in o U 15 10 5 10-Mar-04 Source: Datastream 10-Jun-04 10-Sep-04 10-Dee-04 10-Mar-05 10-Jun-05 10-Sep-05 Daily from 10-Mar-2004 to 18-Aug-2006 _Tom Online ADR Volume -Tom Online ADR 10-Dee-05 10-Mar-06 10-Jun-06 5,000 4,500 4,000 3,500 3,000 < o 2” 3 2,500 CD ‘0 oo 11l 2,000 1,500 1,000 500 o

Goldman aChs Absolute Historical Stock Price Performance Tom Online HK — 2006 YTD 3.00 35,000 o 30,000 2.50 Average = 2.00 25,000 6’ 2.00 e. VWAP = 1.92 III 20,000 ~ 0 ‘C C CI.. 3 1.50 CD ‘0 III 0 :E 0 Cl 15,000 c
0 (3 1.00 10,000 0.50 5,000 30-Dec-05 30-Jan-06 28-Feb-06 30-Mar-06 30-Apr-06 30-May-06 Daily from 30-Dec-2005 to 18-Aug-2006 30-Jun-06 30-Jul-06 ___Tom Online HK Volume -Tom Online HK Source: Datastream

Goldman aChs Absolute Historical Stock Price Performance Tom Online HK — Since IPO 10,000 50,000 60,000 o 2.50 0.50 3.00 C 2.00 40,000 CI) < u 0 (3 1.00 20,000 11-Mar-04 11-Jun-04 11-Sep-04 11-Dec-04 11-Mar-05 11-Jun-05 11-Sep-05 11-Dec-05 11-Mar-06 Daily from 11-Mar-2004 to 18-Aug-2006 11-Jun-06 Tom Online HK Volume -Tom Online HK Source: Datastream

Goldman aells Relative Historical Stock Price Performance Selected InterQet and Wireless Comparables — 2006 YTD (36.7)% (42Jl)% (60.9)% 30-Jul-2006 30-Jun-2006 30-May-2006 30-Apr-2006 30-Mar-2006 28-Feb-2006 30-Jan-2006 150 130 50 30 30-Dec-2005 110 4.1% 1.4%
Gl (2.1)% u 90
70 Daily from 30-Dec-2005 to 18-Aug-2006 ,-Tom Online ADR -Sina -Shanda —Kongzhong -Unktone -MSCI AP Internet Index Source: Datastream

Goldman acJ1s Relative Historical Stock Price Performance Selected Internet and Wireless Comparables — Since Tom Online IPO 420 370 320 270 Gl 170 120 70 20 10-Mar-2004 10-Jun-2004 10-Sep-2004 10-Dec-2004 10-Mar-2005 10-Jun-2005 10-Sep-2005 10-Dec-2005 10-Mar-2006 10-Jun-2006 Daily from 1Q-Mar-2004 to 18-Aug-2006 -Tom OnlineADR -Sina -Shanda -Kongzhong -Unktone -MSCI AP InternetIndex Source: Dl’itastream 32.6% 23.1% (19.4)% (29.1)% (36.0)% (67.5)%

Goldman Sachs

# Historical Stock Price Performance

## Shares Traded at Various Prices – Tom Online ADR

### 1 Month



Weighted Average Price: USD 12.03
Total Shares Traded as Percent of Shares Outstanding: 23.25%
Volume (000s)
4,000
3,000
2,000
1,000
0
10.37 to 10.67
10.67 to 10.97
10.97 to 11.27
11.27 to 11.57
11.57 to 11.87
11.87 to 12.18
12.18 to 12.48
12.48 to 12.78
12.78 to 13.08
13.08 to 13.38
13.38 to 13.68
13.68 to 13.98
Daily from 18-Jul-2006 to 18-Aug-2006

### 3 Months



Weighted Average Price: USD 15.97
Total Shares Traded as Percent of Shares Outstanding: 68.97%
Volume (000s)
9,000
6,000
3,000
0
10.37 to 11.50
11.50 to 12.63
12.63 to 13.76
13.76 to 14.89
14.89 to 16.02
16.02 to 17.15
17.15 to 18.28
18.28 to 19.41
19.41 to 20.54
20.54 to 21.67
21.67 to 22.80
22.80 to 23.93
Daily from 18-May-2006 to 18-Aug-2006

### 6 Months



Weighted Average Price: USD 19.92
Total Shares Traded as Percent of Shares Outstanding: 121.80%
Volume (000s)
12,000
10,000
8,000
6,000
4,000
2,000
0
10.37 to 11.87
11.87 to 13.36
13.36 to 14.86
14.86 to 16.35
16.35 to 17.85
17.85 to 19.34
19.34 to 20.84
20.84 to 22.33
22.33 to 23.83
23.83 to 25.32
25.32 to 26.82
26.82 to 28.31
Daily from 17-Feb-2006 to 18-Aug-2006

### 1 Year



Weighted Average Price: USD 19.79
Total Shares Traded as Percent of Shares Outstanding: 201.40%
Volume (000s)
25,000
20,000
15,000
10,000
5,000
0
10.37 to 11.87
11.87 to 13.36
13.36 to 14.86
14.86 to 16.35
16.35 to 17.85
17.85 to 19.34
19.34 to 20.84
20.84 to 22.33
22.33 to 23.83
23.83 to 25.32
25.32 to 26.82
26.82 to 28.31
Daily from 18-Aug-2005 to 18-Aug-2006

*Source: Datastream*

Goldman achs Historical Stock Price Performance Shares Traded at Various Prices — Tom Online HK (8282) 1 Month 3 Months 1.25 1.37 1.48 1.60 1.71 1.83 1.94 2.06 2.17 2.29 to to to to to to to to to to 1.37 1.48 1.60 1.71 1.83 1.94 2.06 2.17 2.29 2.40 Daily from 18-May-2006 to 18-Aug-2006 Weighted Average Price: HKD 1.44 Total Shares Traded as Percent of Shares Outstanding: 7.04% 1.02 1.14 to to 1.14 1.25 80,000 60,000 40,000 20,000 1.21 1.23 1.25 to to to 1.23 1.25 1.27 Weighted Average Price: HKD 1.16 Total Shares Traded as Percent of Shares Outstanding: 0 1.02 1.04 1.06 1.08 1.10 1.12 1.15 1.17 1.19 to to to to to to to to to 1.04 1.06 1.08 1.10 1.12 1.15 1.17 1.19 1.21 Daily from 18-Jul-2006 to 18-Aug-2006 40,000 30,000 20,000 10,000 6 Months 1 Year 100,000 80,000 60,000 5 40,000 20,000 o Weighted Average Price: HKD 1.84 Total Shares Traded as Percent of Shares Outstanding: 12.79% 300,000 250,000 200,000
150,000 100,000 50,000 o Weighted Average Price: HKD 1.85 Total Shares Traded as Percent of Shares Outstanding: 32.38% 1.02 1.16 1.31 to to to 1.16 1.31 1.45 1.45 1.60 1.74 1.89 2.03 2.17 2.32 2.46 2.61 1.02 1.16 1.31 1.45 1.60 1.74 1.89 2.03 2.17 2.32 2.46 2.61 to to to to to to to ·to to to to to to to to to to to to to to 1.60 1.74 1.89 2.03 2.17 2.32 2.46 2.61 2.75 1.16 1.31 1.45 1.60 1.74 1.89 2.03 2.17 2.32 2.46 2.61 2.75 Daily to 17-Feb-2006 to 18-Aug-2006 Daily from 18-Aug-2005 to 18-Aug-2006 Source: Datastream

Goldman Sachs

# Historical Stock Price Performance

## Shares Traded at Various Prices – Tom Online ADR and HK Combined

### 1 Month



Weighted Average Price: USD 11.83
Total Shares Traded as
Percent of Shares Outstanding: 13.41%
Volume (000s)
4,000
3,000
2,000
1,000
0
10.53 to 10.73
10.73 to 10.94
10.94 to 11.14
11.14 to 11.35
11.35 to 11.55
11.55 to 11.76
11.76 to 11.96
11.96 to 12.17
12.17 to 12.37
12.37 to 12.58
12.58 to 12.78
12.78 to 12.99
Daily from 18-Jul-2006 to 18-Aug-2006

### 3 Months



Weighted Average Price: USD 15.98
Total Shares Traded as
Percent of Shares Outstanding: 37.34%
Volume (000s)
10,000
8,000
6,000
4,000
2,000
0
10.53 to 11.68
11.68 to 12.83
12.83 to 13.98
13.98 to 15.13
15.13 to 16.28
16.28 to 17.43
17.43 to 18.59
18.59 to 19.74
19.74 to 20.89
20.89 to 22.04
22.04 to 23.19
23.19 to 24.34
Daily from 22-May-2006 to 18-Aug-2006

### 6 Months



Weighted Average Price: USD 19.92
Total Shares Traded as
Percent of Shares Outstanding: 66.46%
Volume (000s)
12,000
10,000
8,000
6,000
4,000
2,000
0
10.53 to 12.00
12.00 to 13.46
13.46 to 14.93
14.93 to 16.40
16.40 to 17.87
17.87 to 19.33
19.33 to 20.80
20.80 to 22.27
22.27 to 23.74
23.74 to 25.20
25.20 to 26.67
26.67 to 28.14
Daily from 23-Feb-2006 to 18-Aug 2006

### 1 Year



Weighted Average Price: USD 19.73
Total Shares Traded as
Percent of Shares Outstanding: 116.89%
Volume (000s)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
10.53 to 12.00
12.00 to 13.46
13.46 to 14.93
14.93 to 16.40
16.40 to 17.87
17.87 to 19.33
19.33 to 20.80
20.80 to 22.27
22.27 to 23.74
23.74 to 25.20
25.20 to 26.67
26.67 to 28.14
Daily from 18-Aug-2005 to 18-Aug-2006

*Source: Datastream*